INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE
SECURITIES EXCHANGE ACT OF 1934

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[     ]     Preliminary Information Statement
[     ]     Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2)
[ X ]     Definitive Information Statement

RHINO OUTDOOR INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter.)

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[     ]    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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RHINO OUTDOOR INTERNATIONAL, INC.
1445 American Pacific Drive, Suite 110-350
Henderson, Nevada 89074

Notice of Proposed Action by Written Consent
of the Holder of the
Majority of the Voting Power to be taken on or about August 11, 2008.

To the Stockholders of RHINO OUTDOOR INTERNATIONAL, INC.

Notice is hereby given that upon written consent by the holder of a majority of the voting power of the Company, the Company intends to take certain action as more particularly described in this Information Statement. The action will be effected on or after 20 days from the date this Information Statement is mailed to stockholders, which mailing  is expected to be on or about July 21, 2008.

Only stockholders of record at the close of business on July 1, 2008 will be given Notice of the Action by Written Consent.  The Company is not soliciting proxies.

By Order of the Board of Directors

/s/ Howard Pearl
President

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

RHINO OUTDOOR INTERNATIONAL, INC.
1445 American Pacific Drive, Suite 110-350
Henderson, Nevada 89074

INFORMATION STATEMENT
CONSENT ACTION BY STOCKHOLDERS WITHOUT A MEETING

This Information Statement is furnished to all holders of the Common Stock and the holders of the Preferred Stock of the Company in connection with proposed action by the holder of the majority of the voting power of the Company to take the following action:

-	Amend the Articles of Incorporation to change the name of the Company to Xtreme Motorsports International, Inc.

The action is proposed to occur on or about August 11, 2008.  This Information Statement is first being mailed to stockholders on or about July 21, 2008.

In addition to the change of its corporate name, the Company will undertake simultaneously a reverse stock split of its issued and outstanding Common Stock at the ratio of 1-for-500. Under the provisions of the Nevada Business Corporation Act and the Company’s Articles of Incorporation, the Board of Directors has the authority to undertake the reverse stock split without the need for shareholder approval.

Only stockholders of record at the close of business on July 1, 2008 are entitled to notice of the action to be taken.  There will be no vote on the matters by the shareholders of the Company because the proposed action will be accomplished by the written consent of the holders of the majority voting power of the Company as allowed by Section 78.320 of the Nevada Business Corporation Act.   The   holder of  all of the Series “B” Preferred Stock, which constitutes the majority voting power  of the Company, has  adopted, ratified and approved resolutions to effect the action described. No other votes are required or necessary.  See the caption “Vote Required for Approval,” below.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

DISSENTER’S RIGHTS OF APPRAISAL

The Nevada Business Corporation Act  (“Nevada Law”) does not provide for dissenter’s rights of appraisal in connection with the corporate action to be taken.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors has fixed the close of business on July 1, 2008 as the record date for the determination of the common shareholders entitled to notice of proposed action by written consent. At the record date, the Company had outstanding 162,292,403 shares of  common stock, par value $0.001 per share and 2,000,000 shares of Preferred Stock, of which 1,000,000 shares are Series “A” Preferred Stock , par value $0.001 and 1,000,000 shares are Series “B” Preferred Stock, par value $0.001. The holder of the Company’s Series “B” Preferred Stock, who holds  the majority voting power on the record date, has signed a consent to the taking of the corporate action described.  This consent will be sufficient, without any further action, to provide the necessary stockholder approval of the action.

CORPORATE ACTION TO BE TAKEN

AMENDMENT TO THE ARTICLES OF INCORPORATION

The amendment to the Articles of Incorporation will consist solely of changing the Company’s name to Xtreme Motorsports International. Inc. The change of name is deemed appropriate to more accurately describe the Company’s core business of the manufacture and distributions of outdoor recreational vehicles and related products and activities.

DESCRIPTION OF CAPITAL STOCK AND VOTING RIGHTS

The Company’s authorized capital consists of 500,000,000 shares of Common Stock, par value $0.001 per share and 5,000,000 shares of Preferred Stock,  par value $0.001 As of July 1, 2008, there were 162,292,403 shares of Common Stock outstanding and 2,000,000 shares of preferred stock,1,000,000 of which are issued and outstanding as Series “A” Preferred Stock and 1,000,000  which are issued and outstanding as Series “B” Preferred Stock. The holders of Common Stock and the holder of the Series “B” Preferred Stock are each entitled to vote as a single class on all matters to come before a vote of the stockholders of the Company. The holder of the Series “B” Preferred Stock holds the majority voting power of the Company and therefore will be able to approve the amendment to the Articles of Incorporation.

VOTE REQUIRED FOR APPROVAL

Section 78.380 of the Nevada Business Corporation Act  provides an outline of the scope of the amendments of the Articles of Incorporation allowed a Nevada Corporation.  This includes the amendment discussed in this Information Statement.  The procedure and requirements to effect an amendment to the Articles of Incorporation of a Nevada corporation are set forth in Section 78.390 provides that proposed amendments must first be adopted by the Board of Directors and then submitted to stockholders for their consideration at an annual or special meeting and must be approved by shareholders holding at least the majority voting power of the Company.

Section 78.320 of the Nevada Business Corporation Act provides that any action required to be taken at a special or annual meeting of the stockholders of a Nevada corporation may be taken by written consent, in lieu of a meeting, if the consent is signed by stockholders holding at least the majority of the voting power of the Company as would be necessary to authorize or take the action at a meeting at which all shareholders entitled to vote were present and voted.

The person holding the majority voting power  of the Company have adopted, ratified and approved the amendment to the articles of incorporation as described in this Information Statement. No further votes are required or necessary to effect the proposed amendment or the other corporate actions to be taken.

The securities that would have been entitled to vote if a meeting was required to be held to amend the Company’s Articles of Incorporation consist of 162,292,403 shares of the Company’s  Common Stock, 1,000,000 shares of Series “A” Preferred Stock and 1,000,000 shares of Series “B” Preferred Stock  issued and outstanding as of July 1, 2008, the record date for determining stockholders who would have been entitled to notice of and to vote on the proposed amendment to the Articles of Incorporation.

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS
 AND FIVE PERCENT STOCKHOLDERS

The following table sets forth certain information concerning the ownership of the Company’s Common Stock and Preferred Stock as of July 1, 2008, with respect to: (i) each person known to the Company to be the beneficial owner of more than five percent of the Company’s Common Stock; (ii) all directors; and (iii) directors and executive officers of the Company as a group. To the knowledge of the Company, each shareholder listed below possesses sole voting and investment power with respect to the shares indicated.

TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
Common Stock	Walter Tatum 70806 Halper Lake Drive Rancho Mirage, CA 92270	10,452,500	6.43%
Series “B” Preferred Stock		1,000,000	100%

Common Stock	Howard Pearl 1191 Center Point Drive Henderson, NV80974	5,000,000	3.0%

Common Stock	August A. DeAngelo II 19162 Mesa Drive Villa Park, CA 92861	5,000	Less than 1%

Common Stock	YammaBuggy LLC 374 Encinitas Blvd. Encinitas, CA 92024	10,000,000	6.2%

Common Stock	LG Kurtz & Associates 6432 Canyon Lake Drive Dallas, TX 75249	10,000,000	6.2%

Common Stock	Clubhouse Communications, Inc.(a) 1191 Center Point Drive Henderson, NV 80974	14,398,649	9%

Common Stock	All Executive Officers and Directors as a Group ( 3 persons)	15,457,500	9.5%

(a)           Howard Pearl is an officer, director and controlling shareholder of Clubhouse Communications, Inc. and should be considered the beneficial owner of the shares registered in the name of Clubhouse Communications, Inc..

INTEREST OF CERTAIN PERSONS IN
OR OPPOSITION TO MATTERS TO BE ACTED UPON

No person who has been a director or officer of the Company at any time since the beginning of the last fiscal year,  nominee for election as a director of the Company,  nor associates of the foregoing persons has any substantial interest, direct or indirect, in proposed amendment to the Company’s Articles of Incorporation which differs from that of other stockholders of the Company.  No director of the Company opposes the proposed amendment of the Company’s Articles of Incorporation.

ADDITIONAL INFORMATION

Additional information concerning the Company, including its annual and quarterly reports for the previous twelve months which have  been filed with the Securities and Exchange Commission may be accessed  through the Securities and Exchange Commission EDGAR archives at www.sec.gov.  Upon written request of any stockholder to the Company’s President, Howard Pearl,  at 1445 American Pacific Drive, Suite110-350, Henderson, NV 89074, a copy of the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005, will be provided without charge.

By Order of the Board of Directors

Dated: July 21, 2008.	/s/ Howard Pearl
President